EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT
This INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT, dated as of October 12, 2017 (this “Agreement”), is entered into among GTT Communications, Inc., a Delaware corporation, as the borrower (the “Borrower”), KeyBank National Association, as the administrative agent (the “Administrative Agent”), and the Incremental Revolving Credit Lenders (defined below) party hereto.
Reference is made to that certain Credit Agreement, dated as of January 9, 2017 (as amended by that certain Amendment No. 1, dated as of July 10, 2017, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, various financial institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, the Joint Lead Arrangers identified therein and the other parties thereto. Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.
WHEREAS, the Credit Agreement provides that the Borrower may from time to time request Incremental Revolving Credit Commitments in accordance with Section 2.17 thereof; and
WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower desires to obtain Incremental Revolving Credit Commitments as hereinafter set forth, and the Persons set forth on Schedule A hereto (the “Incremental Revolving Credit Lenders”) are willing to provide Incremental Revolving Credit Commitments on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:
1.Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested Incremental Revolving Credit Commitments in an aggregate principal amount of $25,000,000, which amount is permitted under the definition of “Incremental Facility Maximum Amount” set forth in the Credit Agreement, and that such Incremental Revolving Credit Commitments become effective on the Effective Date, as defined below. The Borrower has also requested that the Administrative Agent waive the minimum 15 day time period required pursuant to Section 2.17(a)(ii) of the Credit Agreement prior to the effectiveness of any such Incremental Revolving Credit Commitments.
2.    Pursuant and subject to Section 2.17 of the Credit Agreement and this Agreement, each Incremental Revolving Credit Lender hereby severally and not jointly agrees to commit to provide its Incremental Revolving Credit Commitment set forth on Schedule A on the Effective Date, on the terms and subject to the conditions set forth in this Agreement. In addition, the Administrative Agent, in its capacity as such, hereby waives the minimum 15-day period for a notice requesting Incremental Revolving Credit Commitments required pursuant to Section 2.17(a) of the Credit Agreement prior to the effectiveness of any such Incremental Revolving Credit Commitments and agrees that the Incremental Revolving Credit Commitments to be provided hereunder may be effective on the Effective Date.
3.    Upon the satisfaction of the conditions precedent set forth in Section 4 below and the occurrence of the Effective Date, (i) each Incremental Revolving Credit Lender shall provide its

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Incremental Revolving Credit Commitment as set forth on Schedule A hereto to the Borrower on the Effective Date , (ii) such Incremental Revolving Credit Commitments and the Incremental Revolving Loans and other extensions made thereunder shall be “Revolving Credit Commitments” and “Revolving Loans” for all purposes under the Credit Agreement and shall have the same terms and conditions as the existing Revolving Credit Commitments and Revolving Loans under the Credit Agreement (including, without limitation, with respect to interest payable thereon and the maturity date thereof), and (iii) as of the Effective Date, the aggregate amount of Revolving Credit Commitments (including the Incremental Revolving Credit Commitments to be made by the Incremental Revolving Credit Lenders) are set forth on Schedule B hereto.
4.    Upon the satisfaction of the following conditions precedent, the effective date for this Agreement shall be October 12, 2017 (the “Effective Date”):
(a)     the Administrative Agent shall have received an executed signature page hereto from the Borrower and each Incremental Revolving Credit Lender;
(b)    the Borrower shall have executed and delivered to the Administrative Agent a Revolving Note for the account of any Incremental Revolving Credit Lender requesting such a Revolving Note evidencing such Incremental Revolving Credit Lender’s respective Incremental Revolving Credit Commitment established hereby;
(c)    each of the Guarantors shall have acknowledged and agreed to the terms of this Agreement;
(d)    the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower (i) certifying that the conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied immediately after giving effect to the Incremental Revolving Credit Commitments referenced hereunder, (ii) certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, and (iii) attaching certified copies of the resolutions of the Board of Directors (or similar governing body) of the Borrower approving this Agreement; and
(e)    the Administrative Agent shall have received an opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent.
5.    The representations and warranties of the Borrower under the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct) as of the date hereof, both before and after giving effect to this Agreement, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct) as of the date when made.
6.    As of the date hereof, both before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

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7.    This Agreement is a Loan Document delivered in connection with the Credit Agreement.
8.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first above written.
BORROWER:

GTT COMMUNICATIONS, INC.

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer

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KEYBANK NATIONAL ASSOCIATION, as an Incremental Revolving Credit Lender

By:     /s/ Jeff Kalinowski
Name:     Jeff Kalinowski
Title:     Senior Vice President

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Citizens Bank, NA as an Incremental Revolving Credit Lender

By:     /s/ Daniel Alfred
Name:     Daniel Alfred
Title:     Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Revolving Credit Lender

By:     /s/ Christopher Day
Name:     Christopher Day
Title:     Authorized Signatory

By:     /s/ Brandy Bingham
Name:     Brandy Bingham
Title:     Authorized Signatory

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SUNTRUST BANK, as an Incremental Revolving Credit Lender

By:     /s/ Samantha Sanford
Name: Samantha Sanford
Title:     Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Revolving Credit Lender

By:     /s/ Jesse Mason
Name: Jesse Mason
Title:     Director

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Acknowledged and agreed to:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:     /s/ Jeff Kalinowski
Name:     Jeff Kalinowski
Title:     Senior Vice President

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Acknowledged and agreed to:

GTT AMERICAS, LLC

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer, Vice President, Assistant Secretary, and Treasurer

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

HIBERNIA ATLANTIC U.S. LLC

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

HIBERNIA ATLANTIC COMMUNICATIONS (CANADA) COMPANY

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

HIBERNIA ATLANTIC (UK) LIMITED

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

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HIBERNIA INTERNATIONAL ASSETS INC.

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

HIBERNIA MEDIA (UK) LIMITED

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Chief Financial Officer and Treasurer

HIBERNIA NETWORKS (NETHERLANDS) B.V.

By:     /s/ Michael T. Sicoli
Name:     Michael T. Sicoli
Title:     Manager

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Schedule A

Incremental Revolving Credit Lenders	Incremental Revolving Credit Commitments
KeyBank National Association	$2,500,000
Credit Suisse AG, Cayman Islands Branch	$2,500,000
SunTrust Bank	$7,500,000
Wells Fargo Bank, National Association	$7,500,000
Citizens Bank, N.A.	$5,000,000

TOTAL	$25,000,000

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Schedule B

As of the Effective Date, the aggregate principal amount of Revolving Credit Commitments (including the Incremental Revolving Credit Commitments to be made by the Incremental Revolving Credit Lenders) is $100,000,000.

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